UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2016, Carmike Cinemas, Inc. (the “Company”) and each of the following executive officers agreed to amend each executive officer’s Amended and Restated Separation Agreement: Richard B. Hare, Senior Vice President—Finance, Treasurer, and Chief Financial Officer; Fred W. Van Noy, Senior Vice President, Chief Operating Officer; Daniel E. Ellis, Senior Vice President, General Counsel and Secretary; and John A. Lundin, Vice President—Film. The amendments add a modified cutback provision to address the application of the requirements of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).

Each amendment provides that any payment or benefit to be received by the executive officer in connection with a change of control of the Company that would be considered a “parachute payment” within the meaning of Section 280G of the Code will be reduced to the extent necessary so that no portion of the payment or benefit would be subject to the excise tax imposed by Section 4999 of the Code but only if, by reason of such reduction, the net after-tax benefit received by the executive officer would be greater than the net after-tax benefit that would be received by the executive officer if no such reduction were made.

The foregoing descriptions of the amendments to the separation agreements for the executive officers is intended to be a summary and is qualified in its entirety by reference to such documents, which are attached as Exhibits 10.54-10.57 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.54	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and Richard B. Hare.

Exhibit 10.55	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and Fred Van Noy.

Exhibit 10.56	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and Daniel E. Ellis.

Exhibit 10.57	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and John A. Lundin.

Important Additional Information Regarding the Merger Will Be Filed With The SEC

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger of the Company with and into a wholly-owned subsidiary of AMC Entertainment Holdings, Inc. (“AMC”), the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Company’s stockholders will be able to obtain a free copy of the proxy statement, when available, and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the proxy statement, when available, and other relevant documents from the Company’s website at http://www.carmikeinvestors.com/.

Participation in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed merger, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. The Company’s stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, and in its definitive proxy statement for its most recent annual meeting of stockholders, which was filed with the SEC on April 17, 2015, and in Forms 4 of directors and executive officers filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Carmike’s website at www.carmikeinvestors.com.

Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates,” “seeks” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with AMC; the inability to complete the proposed merger due to the failure to obtain Carmike stockholder or regulatory approval for the proposed merger or the failure to satisfy other conditions of the proposed merger within the proposed timeframe or at all; disruption in key business activities or any impact on Carmike’s relationships with third parties as a result of the announcement of the proposed merger; the failure to obtain the necessary financing arrangements as set forth in the debt commitment letters delivered pursuant to the merger agreement with AMC, or the failure of the proposed merger to close for any other reason; risks related to disruption of management’s attention from Carmike’s ongoing business operations due to the proposed merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Carmike and others relating to the merger agreement with AMC; the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger; adverse regulatory decisions; unanticipated changes in the markets for Carmike’s business segments; general economic conditions in Carmike’s regional and national markets; Carmike’s ability to comply with covenants contained in the agreements governing Carmike’s indebtedness; Carmike’s ability to operate at expected levels of cash flow; financial market conditions including, but not limited to, changes in interest rates and the availability and cost of capital; Carmike’s ability to meet its contractual obligations, including all outstanding financing commitments; the availability of suitable motion pictures for exhibition in Carmike’s markets; competition in Carmike’s markets; competition with other forms of entertainment; the effect of Carmike’s leverage on its financial condition; prices and availability of operating supplies; the impact of continued cost control procedures on operating results; the impact of asset impairments; the impact of terrorist acts; changes in tax laws, regulations and rates; and financial, legal, tax, regulatory, legislative or accounting changes or actions that may affect the overall performance of Carmike’s business.

Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Carmike’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading “Item 1A. Risk Factors,” and in its subsequently filed reports with the SEC, including Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on the forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date hereof. Carmike does not undertake to update any of these statements in light of new information or future events, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: March 15, 2016	By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.54	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and Richard B. Hare.

Exhibit 10.55	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and Fred Van Noy.

Exhibit 10.56	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and Daniel E. Ellis.

Exhibit 10.57	Amendment to Amended and Restated Separation Agreement, dated as of March 15, 2016, by and between the Company and John A. Lundin.